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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported)  November 13, 2001
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                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      000-22194               36-2815480
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                        60606
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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     ITEM 5: OTHER EVENTS.

     On February 26, 2001, a wholly-owned subsidiary of SPSS Inc. merged with ShowCase Corporation and the surviving corporation remained a wholly-owned subsidiary of SPSS. This Current Report on Form 8-K is being filed to restate SPSS's audited consolidated financial statements and notes thereto for the years ended December 31, 2000, 1999 and 1998 to reflect SPSS's merger with ShowCase, which was accounted for as a pooling-of-interests transaction. The pooling-of-interests method of accounting requires the restatement of all periods presented as if SPSS and ShowCase had always been operated as a combined entity during such periods. This Current Report also includes SPSS's Restated Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 2000, and SPSS's Restated Selected Financial Data for the three years ended December 31, 2000.

     ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit          Description
      -------          -----------

       23.1      Consent of KPMG LLP

       99.1      Report of KPMG LLP

       99.2      SPSS's Restated Audited Financial
                 Statements and Notes thereto.

       99.3      SPSS's Restated Management's Discussion and
                 Analysis of Financial Condition and Results of Operations for the Three Years Ended
                 December 31, 2000.










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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPSS INC.

                                      By: /s/ Robert Brinkmann
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                                             Robert Brinkmann,
                                             Assistant Secretary and Controller

Dated:  November 13, 2001






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